FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 22, 1997



                           First Financial Corporation
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             (Exact name of registrant as specified in its charter)



Wisconsin                         0-11889                          39-1471963
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(State or other                 (Commission                     (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)



1305 Main Street
Stevens Point, Wisconsin                                                  54481
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(Address of principal executive office)                              (Zip Code)


Registrant's telephone number, including area code: (715) 341-0400
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                                 Not applicable
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          (Former name or former address, if changed since last report)


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Item 5.           Other Events.
                  ------------

                  On April 22, 1997, First Financial Corporation (the "Company") announced a second 5% stock repurchase program. A copy of the Company's announcement is attached as Exhibit 28 hereto and incorporated by reference herein.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  FIRST FINANCIAL CORPORATION
                                                  ---------------------------
                                                  (Registrant)


                                                  By    /s/ John C. Seramur
                                                        ------------------------
                                                           John C. Seramur
                                                           President and Chief
                                                             Executive Officer


Dated:  April 22, 1997


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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT
-------

  28              Press release regarding stock repurchase program announcement.